Exhibit 10.2

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (this “Agreement”) is made and entered into as of March 8, 2013, by and between Triangle Petroleum Corporation, a Delaware corporation (“Triangle”), NGP Triangle Holdings, LLC, a Delaware limited liability company (“NGP Triangle”), NGP Natural Resources X, L.P., a Delaware limited partnership (“NGP X”) and NGP Natural Resources X Parallel Fund, L.P., a Delaware limited partnership (“NGP Parallel” and together with NGP Triangle and NGP X, the “NGP Parties”).  Triangle and the NGP Parties are referred to collectively herein as the “Parties.”

WHEREAS, pursuant to the Note Purchase Agreement, dated as of July 31, 2012, between Triangle and NGP Triangle (the “Initial Purchase Agreement”), Triangle issued and sold to NGP Triangle a convertible promissory note dated as of July 31, 2012 (the “Convertible Note”) in the aggregate principal amount of $120,000,000, which is convertible into shares of common stock, par value $0.00001 per share, of Triangle (the “Common Stock”) as described therein;

WHEREAS, in connection with the entry into the Initial Purchase Agreement, Triangle and NGP Triangle entered into a Registration Rights Agreement, dated as of July 31, 2012 (the “Initial Registration Rights Agreement”);

WHEREAS, pursuant to the Stock Purchase Agreement, dated as of March 2, 2013, between Triangle and NGP Triangle (the “New Purchase Agreement” and, together with the Initial Purchase Agreement, the “Purchase Agreements”), Triangle agreed to issue and sell to the NGP Triangle an aggregate of 9,300,000 shares of Common Stock (the “Purchased Stock”);

WHEREAS, in accordance with Section 7.06(b) of the New Purchase Agreement, and pursuant to the Assignment Agreement, dated as of March 7, 2013, by and among NGP Triangle, NGP X and NGP Parallel, NGP Triangle assigned its right to purchase 8,118,407 and 1,181,593 shares of the Purchased Stock to NGP X and NGP Parallel, respectively.

WHEREAS, in order to reflect ownership of the Purchased Stock by NGP X and NGP Parallel, and as a condition to the closing of the transactions contemplated by the New Purchase Agreement, the Parties have agreed to amend and restate the Initial Registration Rights Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby amend and restate the Initial Registration Rights Agreement as follows:

1.             Definitions.  Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreements.  As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any specified Person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified

Person.  For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Blackout Period” has the meaning set forth in Section 2(a).

“Board” means the board of directors of Triangle.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any day on which banking institutions in the State of Texas are authorized or required by law or governmental action to close.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Conversion Shares” means the Common Stock issuable upon conversion of the Convertible Note in accordance with the terms of the Convertible Note (including any Reference Property into which the Convertible Note shall become convertible pursuant to the terms of the Convertible Note).

“Convertible Note” has the meaning set forth in the recitals to this Agreement.

“Demand Notice” has the meaning set forth in Section 2(a).

“Demand Registration” has the meaning set forth in Section 2(a).

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Holder” means (i) the NGP Holder, if any, and (ii) any holder of Registrable Securities (other than an Affiliate of an NGP Party) to whom registration rights conferred by this Agreement have been transferred in compliance with Section 7(e) hereof; provided that any Person referenced in clause (ii) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.  For avoidance of doubt, if more than one NGP Party and/or Affiliates of NGP Parties are Holders under clause (i) above, then such NGP Parties and Affiliates shall act collectively under this Agreement, including without limitation with respect to giving Demand Notices and Piggyback Notices, and Triangle shall be entitled to consider all NGP Parties and Affiliates that comprise the NGP Holder as a single Holder hereunder.

“Holder Indemnified Persons” has the meaning set forth in Section 5(a).

“Initiating Holder” has the meaning set forth in Section 2(a).

“Initial Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

“Initial Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.

“Losses” has the meaning set forth in Section 5(a).

“New Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

“NGP Holder” means collectively, each NGP Party and its respective Affiliates to whom registration rights have been transferred in compliance with Section 7(e) hereof in each case unless and until such NGP Party or its permitted Affiliate transferee ceases to hold the Convertible Note or any Registrable Securities.

“NGP Parallel” has the meaning set forth in the preamble.

“NGP Parties” has the meaning set forth in the preamble.

“NGP Triangle” has the meaning set forth in the preamble.

“NGP X” has the meaning set forth in the preamble.

“Parties” has the meaning set forth in the preamble.

“Person” means an individual or group, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 2(b).

“Piggyback Registration” has the meaning set forth in Section 2(b).

“Piggyback Request” has the meaning set forth in Section 2(b).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of Triangle, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreements” has the meaning set forth in the recitals to this Agreement.

“Purchased Stock” shall have the meaning set forth in the recitals to this Agreement.

“Reference Property” has the meaning set forth in the Convertible Note.

“Registrable Securities” means the Conversion Shares and the Shares; provided, however, that Registrable Securities shall not include:  (i) any Conversion Shares or Shares that have been registered under the Securities Act and disposed of pursuant to an effective registration statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (ii) any Conversion Shares or Shares that may be sold or transferred by the Holder thereof under Rule 144 under the Securities Act without any limitation on the volume, timing, recipients or intended method or methods of distribution, including through the use of an underwriter; and (iii) any Conversion Shares or Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Expenses” has the meaning set forth in Section 4.

“Registration Statement” means a registration statement in the form required to register the resale of the Registrable Securities under the Securities Act and other applicable law, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Shares” means the Purchased Stock and any other equity interests of Triangle or equity interests in any successor of Triangle issued in respect of such Purchased Stock by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of Triangle.

“Suspension Notice” has the meaning set forth in Section 7(b).

“Suspension Period” has the meaning set forth in Section 7(b).

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Triangle” has the meaning set forth in the preamble.

“Triangle Indemnified Persons” has the meaning set forth in Section 5(b).

“Triangle Securities” means any equity interest of any class or series in Triangle.

“Underwritten Offering” has the meaning set forth in Section 3(k).

“Underwritten Offering Notice” has the meaning set forth in Section 3(k).

“VWAP”  means, as of a specified date and in respect of Registrable Securities, the volume weighted average price for such security on the Trading Market with respect to the Registrable Securities for the five (5) trading days immediately preceding, but excluding, such date.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections and Annexes refer to Sections of and Annexes to this Agreement; (c) the terms “include”, “includes”, “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof”, “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such

Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

For the avoidance of doubt, where this Agreement refers to allocation of rights on a pro rata basis to holders of Registrable Securities, such allocation shall be determined considering the Convertible Note on an as-converted basis and as adjusted as provided in the Convertible Note. For purposes of this Agreement, holders of the Convertible Note will be deemed to be holders of the number of Conversion Shares issuable upon conversion of the Convertible Note held by such holder based on the Outstanding Balance (as defined in the Convertible Note) at such time.  Any limit imposed by the rules of NYSE MKT LLC on the number of Conversion Shares issuable to NGP Triangle upon conversion of the Convertible Note will not be taken into account for purposes of this definition.

2.             Registration.

(a)           Demand Registration.

(i)            Any Holder that holds any Registrable Securities shall have the option and right, exercisable by delivering a written notice to Triangle (a “Demand Notice,” and the Holder that delivers such a Demand Notice, the “Initiating Holder”), to require Triangle to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in the Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 (a “Demand Registration”).  The Demand Notice must set forth the number of Registrable Securities that the Initiating Holder intends to include in such Demand Registration.  Notwithstanding anything to the contrary herein, in no event shall Triangle be required to effectuate a Demand Registration for Registrable Securities having an aggregate value of less than $30 million based on the VWAP of such Registrable Securities as of the date of the Demand Notice.

(ii)           Within five Business Days of the receipt of the Demand Notice, Triangle shall give written notice of such Demand Notice to all Holders and, as soon as reasonably practicable thereafter, shall, subject to the limitations of this Section 2(a), file a Registration Statement covering all of the Registrable Securities that the Holders shall in writing request (such request to be given to Triangle within three days of receipt of such notice of the Demand Notice given by Triangle pursuant to this Section 2(a)(ii)) to be included in such Demand Registration as promptly as practicable as directed by the Initiating Holder in accordance with the terms and conditions of the Demand Notice and use all commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act and remain effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).

(iii)          Subject to the other limitations contained in this Agreement, Triangle is not obligated hereunder to effect (A) more than two Demand Registrations in any 12 month period, (B) more than a total of five Demand Registrations pursuant to this Agreement and (C) a subsequent Demand Registration pursuant to a Demand Notice if a Registration Statement covering all of the Registrable Securities held by the Holders providing such Demand Notice shall have become effective under the Securities Act and remains effective under the Securities Act and is sufficient to permit offers and sales of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in the Demand Notice.

(iv)          Notwithstanding any other provision of this Section 2(a), Triangle shall not be required to effect a registration or file a Registration Statement (or any amendment thereto) for a period of up to 60 days, if (A) the Board determines that a postponement is in the best interest of Triangle and its stockholders generally due to a pending transaction involving Triangle, (B) the Board determines such registration would render Triangle unable to comply with applicable securities laws or (C) the Board determines such registration would require disclosure of material information that Triangle has a bona fide business purpose for preserving as confidential (any such period, a “Blackout Period”); provided, however, that (i) in no event shall any Blackout Period together with any Suspension Period collectively exceed an aggregate of 120 days in any 12 month period, (ii) during any Blackout Period contemplated by Section 2(a)(iv)(B) or any Suspension Period, Triangle shall not engage in any transaction involving the offer, issuance, sale, or purchase of Triangle Securities (whether for the benefit of Triangle or a third Person), except transactions involving the issuance or purchase of Triangle Securities as contemplated by Triangle employee benefit plans or employee or director arrangements or in connection with the conversion or exercise of outstanding securities, including the Convertible Note, and (iii) during any Blackout Period contemplated by Section 2(a)(iv)(B) or (C) or any Suspension Period, Triangle shall not file a registration statement (or any amendment or supplement thereto) for any other holder of registration rights.

(v)           Triangle may include in any such Demand Registration other Triangle Securities for sale for its own account or for the account of any other Person; provided that if the managing underwriter, if any, for the Underwritten Offering determines that the type or number of Triangle Securities proposed to be offered in such offering would likely have an adverse effect in any material respect on the price, timing or distribution of the Registrable Securities proposed to be included in such offering, the Registrable Securities to be sold by the Holders shall be included in such registration before any Triangle Securities proposed to be sold for the account of Triangle or any other Person.

(vi)          Subject to the limitations contained in this Agreement, Triangle shall effect any Demand Registration on Form S-3 (except if Triangle is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such Demand Registration shall be effected on another appropriate form for such purpose pursuant to the Securities Act) and if Triangle becomes, and is at the time of its receipt of a Demand

Notice, a WKSI, the Demand Registration for any offering and selling of Registrable Securities shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to Triangle); provided, however, that if at any time a Registration Statement on Form S-3 is effective and a Holder provides written notice to Triangle that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, Triangle will amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place.

(vii)         Without limiting Section 3, in connection with any Demand Registration pursuant to and in accordance with this Section 2(a), Triangle shall, (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Demand Registration, including under the securities laws of such states as the Holders shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, Triangle would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Demand Registration on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the Holders to enable the Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(ix)          In the event a Holder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, Triangle shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided that in no event shall Triangle be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or (B) Triangle has received written consent therefor from whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

(x)           The rights of the Holders under this Section 2(a) shall terminate at such time that both (A) the number of Registrable Securities is less than 3% of the number of outstanding shares of Common Stock (determined considering the Convertible Note on an as-converted basis and as adjusted as provided in the Convertible Note) and (B) such Registrable Securities may be sold or transferred by the Holder thereof under Rule 144 under the Securities Act without any limitation on the volume or timing.

(b)           Piggyback Registration.

(i)            If Triangle shall at any time propose to conduct, other than pursuant to any Demand Registration, a public offering of Common Stock for cash (whether in connection with a public offering of Common Stock by Triangle, a public offering of Common Stock by stockholders, or both, but excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 or an offering on any registration statement form that does not permit secondary sales), Triangle shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days before) the commencement of the offering (the “Piggyback Notice”).  The Piggyback Notice shall offer the Holders the opportunity to include for registration in such Registration Statement the number of Registrable Securities as they may request (a “Piggyback Registration”).  Triangle shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which Triangle has received written requests within three Business Days after sending the Piggyback Notice (“Piggyback Request”) for inclusion therein.  If a Holder decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by Triangle, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by Triangle with respect to offerings of Common Stock, all upon the terms and conditions set forth herein.

(ii)           If the Registration Statement under which Triangle gives notice under this Section 2(b) is for an underwritten offering, Triangle shall so advise the Holders of Registrable Securities.  In such event, the right of any such Holder to be included in a registration pursuant to this Section 2(b) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Triangle.  If the managing underwriter or managing underwriters of such offering advise Triangle and the Holders in writing that in their reasonable opinion that the inclusion of all of the Holders’ Registrable Securities in the subject Registration Statement (or any other Common Stock proposed to be included in such offering) would likely have an adverse effect in any material respect on the price, timing or distribution of Common Stock proposed to be included in such offering, Triangle shall include in such offering only that number of shares of Common Stock proposed to be included in such offering that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such effect, with such number to be allocated as follows:  (i) first, to Triangle, (ii) if there remains availability for additional shares of Common Stock to be included in such registration, second pro-rata among all Holders desiring to register Registrable Securities based on the number of Registrable Securities such Holder is entitled to include in such registration and, if applicable, to any other holders on whose behalf Triangle filed such Registration Statement and (iii) if there remains availability for additional shares of Common Stock to be included in such registration, third pro-rata among all other holders of Common Stock who may be seeking to register such Common Stock based on the number of Common Stock such holder is entitled to include in such registration.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to Triangle and the managing underwriter(s) delivered on or prior to the time of the commencement of such offering.  Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(iii)          Triangle shall have the right to terminate or withdraw any registration initiated by it under this Section 2(b) at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement.  The registration expenses of such withdrawn registration shall be borne by Triangle in accordance with Section 4 hereof.

(iv)          The rights of the Holders under this Section 2(b) shall terminate if the number of Registrable Securities is less than 5% of the number of outstanding shares of Common Stock (determined considering the Convertible Note on an as-converted basis and as adjusted as provided in the Convertible Note).

3.             Registration Procedures.

The procedures to be followed by Triangle and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of Triangle and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a)           in connection with a Demand Registration, Triangle will at least two Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b)           in connection with a Piggyback Registration, Triangle will at least two days prior to the anticipated filing of the initial Registration Statement that identifies the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto), (i) furnish to such Holders copies of all Registration Statements that identify the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto) prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(c)           Triangle will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration

Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling Holders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning Triangle.

(d)                                 Triangle will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e)                                  Triangle will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies Triangle whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case Triangle shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling Holders); and (C) with respect to each such Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by Triangle of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by Triangle shall be required pursuant to this clause (v) in the event that Triangle either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(f)                                   Triangle will use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(g)                                  During the Effectiveness Period, Triangle will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that Triangle will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(h)                                 Triangle will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by Triangle for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period.  Subject to the terms of this Agreement, including Section 7(b), Triangle consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i)                                     Triangle will cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing.  In connection therewith, if required by Triangle’s transfer agent, Triangle will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement.

(j)                                    Upon the occurrence of any event contemplated by Section 3(e)(v), subject to Section 2(a)(iv) and this Section 3(j), as promptly as reasonably practicable, Triangle will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)                                 Such Holders may distribute the Registrable Securities by means of an underwritten offering; provided that (i) in the case of a Demand Registration, (A) the Initiating Holder provides written notice to Triangle of its intention to distribute Registrable Securities by means of an underwritten offering, which for the avoidance of doubt may be made at a date later than the original Demand Notice  (the “Underwritten Offering Notice” and such underwritten offering being referred to herein as an “Underwritten Offering”) and (B) Holders (including the Initiating Holder) having an aggregate value of at least $30 million based on the VWAP of such Registrable Securities as of the date of such Underwritten Offering Notice desire to participate in such Underwritten Offering and, in the case of a Piggyback Registration, the electing Holders must include their Registrable Securities in an underwritten offering if the Piggyback Notice so requires, (ii) the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (iii) the managing underwriter or managing underwriters thereof shall be designated by the Initiating Holder in the case of a Demand Registration (provided, however, that such designated managing underwriter or managing underwriters shall be reasonably acceptable to Triangle) or by Triangle in the case of a registration initiated by Triangle, (iv) each Holder participating in such underwritten offering agrees to enter into an underwriting agreement in customary form and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the managing underwriter or managing underwriters hereunder and (v) each Holder participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.  Triangle hereby agrees with each Holder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters.  Notwithstanding the foregoing, Triangle is not obligated to effect more than (A) two Underwritten Offerings in any 12 month period and (B) a total of five Underwritten Offerings pursuant to this Agreement.   If, in the case of an Underwritten Offering, the managing underwriter advises Triangle that the inclusion of all of the Holders’ Registrable Securities in the subject Underwritten Offering would likely have an adverse effect in any material respect on the price, timing or distribution of Registrable Securities proposed to be included in such Underwritten Offering, then Triangle shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the Underwritten Offering shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders).  Any Registrable Securities excluded or withdrawn from such Underwritten Offering shall be withdrawn from the Underwritten Offering.  In the event that the managing underwriter limits the number of Registrable Securities to be included in the Underwritten Offering pursuant to this Section 3(k) such that at least two-thirds of the aggregate Registrable Securities set forth in such Holders’ written requests pursuant to this Section 3(k) are included in the Underwritten

Offering, such Underwritten Offering shall not be considered to be an Underwritten Offering for purposes of the limitations set forth in this Section 3(k).

(l)                                     In the event such Holders seek to complete an Underwritten Offering, for a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, Triangle will make available upon reasonable notice at Triangle’s principal place of business or such other reasonable place for inspection during normal business hours by the managing underwriter or managing underwriters selected in accordance with Section 3(k) such financial and other information and books and records of Triangle, and cause the officers, employees, counsel and independent certified public accountants of Triangle to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

(m)                             In connection with any Demand Registration, Triangle will use commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and road shows.

(n)                                 Triangle may require the Holder to furnish to Triangle any other information regarding the Holder and the distribution of such securities as Triangle reasonably determines is required to be included in any Registration Statement.

4.                                      Registration Expenses.  All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration or Piggyback Registration (in each case, excluding any Selling Expenses) shall be borne by Triangle, whether or not any Registrable Securities are sold pursuant to a Registration Statement.  “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market and (B) in compliance with applicable state securities or “Blue Sky” laws), (ii) printing expenses (including expenses of printing certificates for Triangle Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors and accountants for Triangle, (v) Securities Act liability insurance, if Triangle so desires such insurance, (vi) fees and expenses of all other Persons retained by Triangle in connection with the consummation of the transactions contemplated by this Agreement and (vii) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.”  In addition, Triangle shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

5.                                      Indemnification.

(a)                                 Triangle shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers and directors and any Person who controls any such Holder (within the meaning of the Securities Act) and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if Triangle authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by Triangle) or in any amendment or supplement thereto (if used during the period Triangle is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that Triangle shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to Triangle by or on behalf of such Holder Indemnified Person or any underwriter specifically for use in the preparation thereof.  Triangle shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which Triangle is aware in connection with the transactions contemplated by this Agreement.  Notwithstanding anything to the contrary herein, this Section 5 shall survive any termination or expiration of this Agreement indefinitely.

(b)                                 In connection with any Registration Statement in which a Holder participates, such Holder shall indemnify and hold harmless Triangle, its Affiliates and each of their respective officers, directors and any Person who controls Triangle (within the meaning of the Securities Act) and any agent thereof (collectively, the “Triangle Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period Triangle is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder or any of its Affiliates furnished in writing to Triangle by such Holder or any of its Affiliates for use therein.

(c)                                  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim.  Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

6.                                      Facilitation of Sales Pursuant to Rule 144.  To the extent it shall be required to do so under the Exchange Act, Triangle shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.  Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, Triangle shall deliver to such Holder a written statement as to whether it has complied with such requirements.

7.                                      Miscellaneous.

(a)                                 Remedies.  In the event of a breach by Triangle of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  Triangle agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                                 Discontinued Disposition.  Each Holder agrees that, upon receipt of a notice from Triangle of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e) (a “Suspension Notice”), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by Triangle that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or

Registration Statement (a “Suspension Period”).  Triangle may provide appropriate stop orders to enforce the provisions of this Section 7(b).

(c)                                  Amendments and Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by Triangle and Holders that hold a majority of the Registrable Securities as of the date of such waiver or amendment.  Triangle shall provide prior notice to all Holders of any proposed waiver or amendment.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d)                                 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 7(d) prior to 5:00 p.m. (Denver Time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. (Denver Time) on any date and earlier than 11:59 p.m. (Denver Time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to Triangle:	Triangle Petroleum Corporation
Attention: Justin Bliffen
1200 17th Street, Suite 2600
Denver, Colorado 80202
Fax: (303) 260-5080
Electronic mail: jbliffen@trianglepetroleum.com

If to the NGP Parties or any of their Affiliates:	c/o Natural Gas Partners
Attention: Craig Glick
125 E. John Carpenter Fwy., Suite 600
Irving, Texas 75062
Fax: (972) 432-1441
Electronic mail: cglick@ngptrs.com

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the applicable register for the Registrable Securities or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(e)                                  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  Except as provided in this Section 7(e), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of Triangle and the NGP Parties.  Notwithstanding anything in the foregoing to the contrary, the registration rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided (i) Triangle is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement.  Triangle may not assign its respective rights or obligations hereunder without the prior written consent of the NGP Parties.

(f)                                   Third Party Beneficiaries.  Other than persons who are Holders pursuant to clause (ii) of the definition thereof, there are no third party beneficiaries having rights under or with respect to this Agreement.

(g)                                  Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h)                                 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof.  Each of the Parties  irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in in the Borough of Manhattan in the City of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(i)                                     Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j)                                    Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)                                 Entire Agreement.  This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

TRIANGLE PETROLEUM CORPORATION

By:	/s/ Jonathan Samuels
Name:	Jonathan Samuels
Title:	President and Chief Executive Officer

NGP TRIANGLE HOLDINGS, LLC

By:	NGP Natural Resources X, L.P., its managing member

By:	G.F.W. Energy X, L.P., its general partner

By:	GFW X, L.L.C., its general partner

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Authorized Member

NGP NATURAL RESOURCES X, L.P.

By:	G.F.W. Energy X, L.P., its general partner

By:	GFW X, L.L.C., its general partner

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Authorized Member

Signature Page to Registration Rights Agreement

NGP NATURAL RESOURCES X PARALLEL FUND, L.P.

By:	G.F.W. Energy X, L.P., its general partner

By:	GFW X, L.L.C., its general partner

By:	/s/ Kenneth A. Hersh
Name:	Kenneth A. Hersh
Title:	Authorized Member

Signature Page to Registration Rights Agreement